UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Treehouse Foods, Inc. (the “Company”) is providing, through the filing of this Current Report on Form 8-K, certain supplemental financial information regarding Ralcorp Holdings, Inc. (the “Private Brands Business”) and certain pro forma financial information regarding the Company. The pro forma financial information gives effect to the Company’s proposed acquisition of the Private Brands Business pursuant to the previously announced Stock Purchase Agreement dated as of November 1, 2015. The Company’s proposed acquisition of the Private Brands Business has not been consummated and remains subject to certain customary closing conditions.

The exhibits listed under Item 9.01 below relate to the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission on November 20, 2013, and are filed herewith for incorporation by reference in the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

23.1	Consent of KPMG LLP, independent auditors for the Private Brands Business, a subsidiary of ConAgra Foods, Inc.

99.1	Private Brands Business audited combined balance sheets as of May 31, 2015 and May 25, 2014 and the related combined statements of operations, comprehensive income (loss), invested equity, and cash flows for the years then ended and for the four month period ended May 26, 2013.

99.2	Private Brands Business unaudited interim combined balance sheets as of November 29, 2015 and May 31, 2015 and the related unaudited interim combined statements of operations, comprehensive income (loss) and cash flows for the twenty-six weeks ended November 29, 2015 and November 23, 2014.

99.3	TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of September 30, 2015 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2014 and the nine months ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: January 20, 2016	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of KPMG LLP, independent auditors for the Private Brands Business, a subsidiary of ConAgra Foods, Inc.

99.1

Private Brands Business audited combined balance sheets as of May 31, 2015 and May 25, 2014 and the related combined statements of operations, comprehensive income (loss), invested equity, and cash flows for the years then ended and for the four month period ended May 26, 2013.

99.2	Private Brands Business unaudited interim combined balance sheets as of November 29, 2015 and May 31, 2015 and the related unaudited interim combined statements of operations, comprehensive income (loss) and cash flows for the twenty-six weeks ended November 29, 2015 and November 23, 2014.

99.3	TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of September 30, 2015 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2014 and the nine months ended September 30, 2015.